Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Nine Months Ended September 30,
	2011	2010
REVENUES:
Timber	$421	$429
Real Estate	208	181
Manufacturing	208	208
Other	15	16
Total Revenues	852	834

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	327	317
Real Estate	68	69
Manufacturing	190	184
Other	1	1
Total Cost of Goods Sold	586	571
Selling, General and Administrative	77	70
Total Costs and Expenses	663	641

Other Operating Income (Expense), net	3	9

Operating Income	192	202

Equity Earnings from Timberland Venture	44	44

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	61	59
Interest Expense (Note Payable to Timberland Venture)	43	43
Total Interest Expense, net	104	102

Income before Income Taxes	132	144

Provision for Income Taxes	—	1

Income from Continuing Operations	132	143

Gain on Sale of Properties, net of tax	—	11

Net Income	$132	$154

PER SHARE AMOUNTS:

Income from Continuing Operations – Basic	$0.81	$0.88
Income from Continuing Operations – Diluted	$0.81	$0.88

Net Income per Share – Basic	$0.81	$0.95
Net Income per Share – Diluted	$0.81	$0.94

Weighted-Average Number of Shares Outstanding
– Basic	161.9	162.2
– Diluted	162.2	162.5

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended September 30,
	2011	2010
REVENUES:
Timber	$154	$145
Real Estate	67	39
Manufacturing	67	70
Other	5	5
Total Revenues	293	259

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	119	108
Real Estate	19	18
Manufacturing	62	62
Other	—	—
Total Cost of Goods Sold	200	188
Selling, General and Administrative	24	20
Total Costs and Expenses	224	208

Other Operating Income (Expense), net	—	—

Operating Income	69	51

Equity Earnings from Timberland Venture	14	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	20
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	34	34

Income before Income Taxes	49	32

Benefit for Income Taxes	(1)	—

Net Income	$50	$32

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.31	$0.20
Net Income per Share – Diluted	$0.31	$0.20

Weighted-Average Number of Shares Outstanding
– Basic	161.9	161.6
– Diluted	162.2	161.8

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	September 30, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and Cash Equivalents	$291	$252
Accounts Receivable	36	21
Inventories	44	49
Deferred Tax Asset	7	7
Assets Held for Sale	34	57
Other Current Assets	15	24
	427	410

Timber and Timberlands, net	3,443	3,405
Property, Plant and Equipment, net	140	146
Equity Investment in Timberland Venture	189	201
Deferred Tax Asset	8	10
Investment in Grantor Trusts (at Fair Value)	36	35
Other Assets	39	44
Total Assets	$4,282	$4,251

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$395	$94
Line of Credit	302	166
Accounts Payable	27	25
Interest Payable	26	23
Wages Payable	16	23
Taxes Payable	17	12
Deferred Revenue	33	25
Other Current Liabilities	8	7
	824	375

Long-Term Debt	1,294	1,643
Note Payable to Timberland Venture	783	783
Other Liabilities	80	76
Total Liabilities	2,981	2,877

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 161.6 at September 30, 2011 and 161.6 at December 31, 2010	2	2
Additional Paid-In Capital	2,258	2,243
Retained Earnings (Accumulated Deficit)	(21)	51
Treasury Stock, at Cost, Common Shares – 26.6 at September 30, 2011 and 26.2 at December 31, 2010	(927)	(911)
Accumulated Other Comprehensive Income (Loss)	(11)	(11)
Total Stockholders’ Equity	1,301	1,374
Total Liabilities and Stockholders’ Equity	$4,282	$4,251

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$132	$154
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	70	72
Basis of Real Estate Sold	57	57
Equity Earnings from Timberland Venture	(44)	(44)
Distributions from Timberland Venture	56	56
Deferred Income Taxes	2	1
Gain on Sale of Properties and Other Assets	—	(13)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	14	5
Pension Plan Contributions	(3)	(4)
Working Capital Changes	—	12
Other	10	16
Net Cash Provided By Operating Activities	294	312

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(43)	(51)
Timberlands and Minerals Acquired	(88)	—
Proceeds from Sale of Properties and Other Assets	—	13
Other	—	1
Net Cash Used In Investing Activities	(131)	(37)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(204)	(205)
Borrowings on Line of Credit	1,097	1,505
Repayments on Line of Credit	(961)	(1,505)
Principal Payments and Retirement of Long-Term Debt	(49)	(53)
Proceeds from Stock Option Exercises	9	2
Acquisition of Treasury Stock	(16)	(51)
Net Cash Used In Financing Activities	(124)	(307)

Increase (Decrease) In Cash and Cash Equivalents	39	(32)
Cash and Cash Equivalents:
Beginning of Period	252	299

End of Period	$291	$267

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended September 30,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$50	$32
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	26	24
Basis of Real Estate Sold	14	14
Equity Earnings from Timberland Venture	(14)	(15)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	(2)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	2	(1)
Pension Plan Contributions	(3)	(4)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	35	—
Other Working Capital Changes	(4)	19
Other	5	8
Net Cash Provided By Operating Activities	137	105

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(15)	(20)
Timberlands and Minerals Acquired	(76)	—
Other	—	1
Net Cash Used In Investing Activities	(91)	(19)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(69)
Borrowings on Line of Credit	542	368
Repayments on Line of Credit	(467)	(368)
Acquisition of Treasury Stock	(15)	—
Net Cash Used In Financing Activities	(8)	(69)

Increase (Decrease) In Cash and Cash Equivalents	38	17
Cash and Cash Equivalents:
Beginning of Period	253	250

End of Period	$291	$267

Plum Creek Timber Company, Inc.
Segment Data
(Unaudited)

	Nine Months Ended September 30,
(In Millions)	2011	2010
Revenues:
Northern Resources	$167	$162
Southern Resources	266	280
Real Estate	208	181
Manufacturing	208	208
Other	15	16
Eliminations	(12)	(13)
Total Revenues	$852	$834

Operating Income (Loss):
Northern Resources	$17	$12
Southern Resources	55	79
Real Estate	134	107
Manufacturing	12	21
Other (A)	16	20
Other Costs and Eliminations, net	(42)	(37)
Total Operating Income	$192	$202

(A) During the first quarter of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. During the first quarter of 2010, the company agreed to terminate a land lease, accounted for as an operating lease, for consideration of $5 million from the lessor. The consideration was primarily for the release of mineral rights. These amounts are reported as Other Operating Gain/(Loss) in our Other Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc.
Segment Data
(Unaudited)

	Quarter Ended September 30,
(In Millions)	2011	2010
Revenues:
Northern Resources	$68	$57
Southern Resources	93	93
Real Estate	67	39
Manufacturing	67	70
Other	5	5
Eliminations	(7)	(5)
Total Revenues	$293	$259

Operating Income (Loss):
Northern Resources	$7	$5
Southern Resources	21	25
Real Estate	46	19
Manufacturing	3	7
Other	5	5
Other Costs and Eliminations, net	(13)	(10)
Total Operating Income	$69	$51

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20		$19
Pulpwood	$/Ton Stumpage	$10	$9	$9		$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71		$70
Pulpwood	$/Ton Delivered	$40	$40	$42		$41

Lumber (1)	$/MBF	$533	$529	$493		$518
Plywood (1)	$/MSF	$371	$382	$382		$378
Fiberboard (1)	$/MSF	$608	$608	$607		$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289		3,701
Pulpwood	1,000 Tons	1,494	1,592	1,833		4,919
Total Harvest		2,780	2,718	3,122	—	8,620
Northern Resources
Sawlog	1,000 Tons	506	471	661		1,638
Pulpwood	1,000 Tons	478	244	500		1,222
Total Harvest		984	715	1,161	—	2,860

Lumber	MBF	29,250	29,654	29,979		88,883
Plywood	MSF	44,156	44,842	41,632		130,630
Fiberboard	MSF	40,690	43,070	38,485		122,245

		2010
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$22	$23
Pulpwood	$/Ton Stumpage	$13	$12	$11	$10	$12
Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$66	$62	$63
Pulpwood	$/Ton Delivered	$38	$38	$39	$39	$39

Lumber (1)	$/MBF	$501	$522	$490	$514	$507
Plywood (1)	$/MSF	$352	$397	$388	$374	$378
Fiberboard (1)	$/MSF	$588	$607	$629	$598	$606

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	1,209	1,416	5,021
Pulpwood	1,000 Tons	1,526	1,448	1,674	1,798	6,446
Total Harvest		2,800	2,570	2,883	3,214	11,467
Northern Resources
Sawlog	1,000 Tons	627	484	537	486	2,134
Pulpwood	1,000 Tons	527	348	517	431	1,823
Total Harvest		1,154	832	1,054	917	3,957

Lumber	MBF	28,791	30,813	29,305	27,181	116,090
Plywood	MSF	45,104	47,002	44,223	36,387	172,716
Fiberboard	MSF	35,347	50,010	39,394	32,266	157,017

(1) Represents prices at mill level.

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2011
	1st Qtr (1)	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525		16,780
Large Non-strategic	30,295	—	—		30,295
Conservation	335	59,425	370		60,130
HBU/Recreation	7,795	6,320	24,500		38,615
Development Properties	—	—	20		20
Conservation Easements	n/a	n/a	n/a		n/a
	40,985	68,440	36,415		145,840
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230		$1,180
Large Non-strategic	$1,405	$—	$—		$1,405
Conservation	$1,685	$1,050	$1,270		$1,055
HBU/Recreation	$2,100	$2,060	$1,950		$2,000
Development Properties	$—	$—	$6,405		$6,405
Conservation Easements	$—	$—	$460		$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14		$20
Large Non-strategic	$43	$—	$—		$43
Conservation	$1	$62	$—		$63
HBU/Recreation	$16	$13	$48		$77
Development Properties	$—	$—	$—		$—
Conservation Easements	$—	$—	$5		$5
	$62	$79	$67		$208

Basis of Real Estate Sold (5)	$19	$24	$14		$57
	2010
	1st Qtr (3)	2nd Qtr	3rd Qtr	4th Qtr (4)	YTD
Acres Sold
Small Non-strategic	29,640	1,950	10,270	21,375	63,235
Large Non-strategic	24,310	—	—	—	24,310
Conservation	35,120	215	2,870	77,900	116,105
HBU/Recreation	9,080	18,175	9,870	16,140	53,265
Development Properties	730	60	—	55	845
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	98,880	20,400	23,010	115,470	257,760
Price per Acre
Small Non-strategic	$885	$1,120	$1,025	$1,045	$970
Large Non-strategic	$1,320	$—	$—	$—	$1,320
Conservation	$545	$1,450	$1,865	$1,245	$1,050
HBU/Recreation	$2,125	$2,210	$2,335	$1,950	$2,140
Development Properties	$3,050	$5,985	$—	$5,535	$3,415
Conservation Easements	$—	$—	$—	$455	$455

Revenue, ($ millions)
Small Non-strategic	$26	$2	$11	$22	$61
Large Non-strategic	$32	$—	$—	$—	$32
Conservation	$19	$—	$5	$98	$122
HBU/Recreation	$19	$41	$23	$31	$114
Development Properties	$3	$—	$—	$—	$3
Conservation Easements	$—	$—	$—	$4	$4
	$99	$43	$39	$155	$336

Basis of Real Estate Sold (5)	$32	$11	$14	$75	$132

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million.

(2) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(3) During the first quarter of 2010, the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(4) During the fourth quarter of 2010, the company sold 69,600 acres in Montana to a conservation buyer for $88.8 million. The sale is presented as a Conservation sale. The transaction included 60,900 acres of Conservation property and 8,700 acres of HBU property.

(5) Includes $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi, $52 million in the fourth quarter of 2010 from a 69,600 acre Conservation sale in Montana, and $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana.

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
September 30, 2011
(Unaudited)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2012:
4th Qtr 2011	$46	7.712%	(1)
2nd Qtr 2012	$350	—%	(2)
4th Qtr 2012	$3	8.050%
Annual Maturities through 2014:
2013	$250	6.663%	(3)
2014	$3	8.050%

(1) Principal amount composed of senior notes with principal amounts of $3 million, $3 million and $40 million and interest rates of 7.970%, 8.050% and 7.660%, respectively.

(2) Represents the company's term credit agreement. As of September 30, 2011, the interest rate is based on LIBOR plus 0.375%.

(3) Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.